UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 15, 2004
                                                 -------------------------------

                           Pemco Aviation Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                 0-13829                   84-0985295
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(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)             Identification No.)


1943 North 50th Street, Birmingham, Alabama                      35212
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 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (205) 592-0011
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 15, 2004, Pemco Aviation Group, Inc. issued a press release regarding its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Pemco Aviation Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number            Description of Exhibit
         --------------            ----------------------
         99.1                      Press release issued November 15, 2004.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PEMCO AVIATION GROUP, INC.
                                             -----------------------------------
                                                        (Registrant)

Date: November 15, 2004
                                         By: /s/ John R. Lee
                                             -----------------------------------
                                             John R. Lee
                                             Sr. Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit                Description
-------                -----------

99.1                   Press Release dated November 15, 2004.